Exhibit 99.1

Investor Presentation December 2014

This presentation contains certain statements that may be forward - looking within the meaning of Section 27 a of the Securities Act of 1933 , as amended, including statements relating to the product portfolio and pipeline and clinical programs of the company, the market opportunities for the Plasma Technologies fractionation technology, MuGard, ProctiGard, and the other mucoadhesive hydrogel products, and the company ’ s goals and objectives . These statements are subject to numerous risks and uncertainties, including but not limited to the risks detailed in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2013 , and other reports filed by the company with the Securities and Exchange Commission . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with PlasmaTech or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local laws or regulations . 2 Safe Harbor Statement

Investment Highlights

- ✓ ***Commercial stage biopharmaceutical company with two proprietary platform technologies, addressing large unmet medical needs***

- ✓ ***Patented, disruptive fractionation process generating multiple biosimilar protein therapeutics***
  - Plasma protein market is large (>$15 billion WW) and growing at 11% annually
  - Critical Alpha-1 supply shortage looming in 2017; antiquated Cohn fractionation process limits yields
  - Significant yield improvements address supply constraints, expand margins
  - Initial product target – Alpha-1 Antitrypsin for COPD; follow-ons in IVIG and Ultra-orphan proteins

- ✓ ***Polymer Hydrogel Technology – Commercial Products Launching 2014/15***
  - MuGard®, for oral mucositis, addressing $1 billion market opportunity
  - Four commercial partners launching 2014/15: US – AMAG Pharmaceuticals, Europe – Norgine BV, China – RHEI / Jian An Pharmaceuticals, and Korea – Hanmi Pharmaceuticals. Additional partners in discussion.
  - ProctiGard™ recently received marketing clearance (July 2014) for treatment of radiation proctitis; business development efforts ongoing.
  - Additional follow-on products being reviewed at FDA

- ✓ ***Focus on Business Development – Partnering / M&A***

3

Management & Board of Directors

Management

Scott Schorer - *CEO*

- 18+ years leadership- healthcare biologics, devices, healthcare IT
- President, CEO: CentriMed, IST
- President: Systagenix Wound Management
- US Army: 82nd Airborne platoon leader

Harrison Wehner - *President & CFO*

- 20+ years healthcare & biotech IB, financial advisory, M&A
- Senior positions: Canaccord Genuity, CitiGroup, UBS
- Series 7, 24, 63 FINRA licenses

David Nowotnik, Ph.D. - SVP R&D

- 40+ years experience pharmaceutical R&D, quality systems, regulatory affairs
- Bristol-Myers Squibb, Amersham International, Guilford Pharmaceuticals, Tate & Lyle, Aspro-Nicholas.

Board of Directors

Steven Rouhandeh, *Chairman*

- SCO Capital Partners
- Founder SCO Financial Group
- Deutsche Bank, Cravath

Mark Alvino

- Bradley Woods, Griffin Securities

Stephen Howell, M.D.

- UCSD, UCSD Cancer Center
- Miliken Foundation prize: cancer chemo

Jeffrey Davis

- Former CEO Access (PlasmaTech)
- PlasmaTech consultant
- Phillips Medical Systems, Deutsche Bank

Mark Ahn, Ph.D.

- Genentech, Galena Biopharma, Bristol-Myers Squibb, Amgen

4

Scientific Advisory Board

Leaders in Alpha-1 and Mucositis

PLASMATECH BIOPHARMACEUTICALS

ALPHA-1 FOUNDATION

Eugene Zurlo, BS, MS Pharmacy, *Chairman*

- 56 years experience
- Founder/Chairman/ Inventor Plasma Technologies, LLC (Licensor)
- Baxter Hyland, Millipore, NY Blood Center, Alpine Biologics, Ayerst Laboratories
- Launched first commercial AHF concentrate: Hemofil (Baxter)

Charles Heldebrant, PhD

- CSO PSC Biotec
- Alpha Therapeutic Corporation,
- Grifols: development, regulatory clearance, production of AAT product (sold to Baxter)
- Extensive experience in biological & pharmaceutical product development, regulatory, quality, validation,
- Holds 14 patents, author/co-author of 31 scientific / technical papers, extracts

Stephen T. Sonis, DMD, DMSc

- Clinical Professor of Oral Medicine, Harvard, Senior Surgeon, Brigham and Women's Hospital and Dana-Farber Cancer Institute
- Founder, Partner, CSO Biomodels
- Expert in epithelial injury due to cancer therapy
- Established basic basis of mechanistic paradigm for mucosal injury
- Author >200 original publications, 9 books, 5 patents


ALPHA-1-TO-ONE
Life as an Alpha Doc



YEARS OF ACCOMPLISHMENT — Robert "Sandy" Sandhaus, MD, PhD, describes the accomplishments of Charlie Strange, MD, that led to Strange's receiving the "Grateful Patient Award."

Charlie Strange, MD

- Professor Pulmonary, Critical Care, Allergy, and Sleep Medicine, University S Carolina, Charleston SC
- Director: Alpha-1 Foundation Research Registry
- Clinical trial design & rare diseases expert

Robert Sandhaus, MD, PhD

- Professor of Medicine: National Jewish Health, Denver CO
- Clinical Director: Alpha-1 Foundation
- Medical Director, Founder: AlphaNet
- Extensive pharma industry expert: pathogenesis of emphysema.
- Extensive plasma therapeutics industry experience

5

SDF Process: Salt Diafiltration Process Complete 2014 2015 2017 SDF Alpha™ (Alpha-1) Process Scale UpRegulatory > $ 2.5B SDF Gamma™ (IVIG) Process Scale UpRegulatory > $11.5B PlasmaTech™ Ultra-Orphan Discovery TBD TBD > $ 1B Plasma Protein Addressable Markets ~ $15B MuGard ® 510(k) Europe: Norgine, Korea: Hanmi > $1B US: AMAG, China: RHEI ProctiGard™ 510(k) Commercial > $500M BenzaGard™ > $500M Oncology Supportive Care Markets > $2B ongoing global commercial optimization FDA Discussions towards 510(k) Process validation, Patent PTBI License, Manufacturer Qualification 2016 Commercial Commercial Commercial PHT: Polymer Hydrogel Technology Platform 2015 Market Opportunity 2017 Market Opportunity Product Pipeline Targeting > $17B Market Opportunity by 2017 6

Significant Plasma Therapeutics Opportunity

✓ ***Large, Fast-Growing Market***

- Plasma protein therapeutics derived from blood plasma
- WW market >$15 billion, growing at approximately 11% annually
- Growth driven by greater awareness of therapeutic potential plasma proteins, better and earlier diagnostics
- Alpha-1, Alpha-1 antitrypsin ("AAT"), Alpha-1 proteinase inhibitor ("A1PI")

✓ ***Unmet Medical Need – Supply Constraints Hampered by Cohn Process***

- Antiquated Cohn fractionation damages proteins, is ripe for innovation
- Large fractionators slow to alter current process; plasma shortages looming & prices rising
- PlasmaTech SDF™ Process greatly enhances yields, enhancing margins
- "Kinder, gentler" SDF Process yields commercial quantities of ultra-orphan proteins (new product opportunities)

✓ ***Considerable M&A, Strategic Activity – Exit Strategy***

- Plasma processing: Grifols acquires Talecris, Bain Capital acquires PRUK
- Baxter licenses Kamada Glassia™
- Biologics deals: Roche/Intermune $8.3B, Sanofi/Genzyme $20B, Teva/Sicor $3.4B, Teva/CoGenesys ~$400M
- China Biologics: CBPO launched in 2010, currently trading at ~$54



Global Plasma Therapeutics Market
CAGR ~11%
20
18
16
14
12
10
8
6
4
2
0
2000
2005
2010
2015E
US$ Billions



7

Highly Optimized PlasmaTech *SDF*™ Process

PlasmaTech BIOPHARMACEUTICALS

Enhancing Yields Drives Significant Value Per Liter of Plasma

PlasmaTech SDF Process	✓ **Simple 2-Stage Sodium Citrate Precipitation + Diafiltration** ✓ No ethanol or PH changes vs. Cohn Fractionation ✓ Significantly decreased adoption risk; reduced cost
Benefits of PlasmaTech Process	✓ ***Alpha-1 yield increase ~10X*** ✓ IVIG yield increase ~ 20% ✓ Similar yields on Factor VIII ✓ *Potential for multiple ultra-orphan proteins*
Positive Margin Impact	✓ ***Yield improvements could drive 80% product margins versus 40% Cohn process margin*** ✓ Addresses anticipated shortages in key target proteins
Shorten Pathways to Regulatory Approvals	✓ **Abbreviated biosimilar approval pathway under Section 351(k)** ✓ Bio-equivalence and safety studies – fewer patients
Proprietary Intellectual Property	✓ Three issued US and WW patents, foreign counterparts pending; additional patent filings anticipated

"The Cohn ethanol process utilizes multiple pH changes away from neutral which generates untoward side reactions which can alter (denature) the desired bio molecules."
Gene Zurlo

8

PlasmaTech will be the *only* company focused on *"Alpha-1 First"*

PLASMATECH BIOPHARMACEUTICALS

- ✓ ***Alpha-1 Antitrypsin – Serving Large Underserved Medical Need***
  - Alpha-1 Antitrypsin Deficiency ("AATD"): Genetic condition whereby insufficient AAT protein made in the liver
- ✓ ***Driving Growth in Alpha-1 Market***
  - Focus on early detection; newborn screening in NY , MA
  - Enhanced awareness of therapeutic potential of Alpha-1
  - *Expanding global usage of plasma proteins, especially emerging markets*
- ✓ ***Looming Alpha-1 Supply Shortage***
  - Large fractionators slow to alter current processes
  - Cohn fractionation does not selectively target Alpha-1 ; terrible Alpha-1 yield

- ***Market Data***
  - ~$900m ww
  - ~400k potential patients in US & Europe
  - ~ 3-5% penetrated
  - Potential: $16-30bn fully penetrated
- ***Revenue Dynamics***
  - ~100k / patient per year
  - $100m per 1k patients
  - ~22 years/patient

"There is dramatic, continued increase in demand for plasma derived products globally; between 2017 and 2020, demand will outplace supply"
Robert Sandhaus, M.D., Ph.D.

9

COPD is a large and under - treated disease x AATD is an under - diagnosed hereditary condition • Alpha - 1 Antitrypsin Deficiency (“AATD”): Genetic condition whereby insufficient AAT protein made in the liver • Alpha - 1 protects lungs from inflammation and damage caused by infection and inhaled irritants • AATD may lead to liver disease x Prevalence – need to diagnose and treat • AATD has been identified in nearly all populations and ethnic groups • Roughly 1 in every 2,500 Americans have AATD • Up to 3% of all people diagnosed with COPD may have undetected AATD • The World Health Organization (WHO), American Thoracic Society (ATS), and the European Respiratory Society (ERS) recommend that everyone with COPD be tested for AATD “The incidence of COPD could be as high as 30 million in the US alone” Charlie Strange, M.D . 10

11 • Alpha - 1 CAGR: 35%, Other plasma protein CAGR: 11% • Global plasma processing capacity assumed growth: 3.2%/year, 24.5 million liters ww in 2005, with only 70% of total capacity app licable for AAT processing • Dose calculation: 5g/week “This is an underappreciated problem that will affect the entire alpha - 1 community. There is no current solution with the current systems and approach These numbers are accurate and make a compelling case for PlasmaTech’s approach” Robert Sandhaus, MD PhD Alpha1 Market Size, $m M a r k e t 2012 2013 2014 2015 2016 2017 2018 2019 2020 600 700 900 1,215 1,640 2,214 2,989 4,036 5,448 # Patients ww M a r k e t 7,189 7,839 9,419 11,884 14,993 18,917 23,867 30,112 37,992 Liters sourced for A1, M L A l p h a 1 S u p p l y 21.4 22.1 22.8 23.5 24.3 25.0 25.8 26.7 27.5 A1 treatment capacity: # patients Treatment Δ: # excess (untreated) Missed Revenue Opp, $m if PTBI treated all patients who were not served by Cohn Process A l p h a 1 S u p p l y P l a s m a T e c h 14,401 14,862 15,338 15,829 16,335 16,858 17,397 17,954 18,529 5,919 3,945 1,342 (2,059) (6,470) (12,158) (19,464) (241) (810) (1,629) (2,791) 2012 2013 2014 2015 2016 2017 2018 2019 2020 if PTBI treated all patients who were not served by Cohn Process A1 Revenue, $m IVIG Revenue, $m Total Revenue, A1, IVIG P l a s m a T e c h 241 810 1,629 2,791 109 355 693 1,154 350 1,165 2,323 3,946 -25 -20 -15 -10 -5 0 5 10 15 2012 2013 2014 2015 2016 2017 2018 2019 2020 Annual Alpha1 COHN Supply, M g Annual Alpha1 Demand @5g/week, M g Treatment Δ: # excess (untreated) Looming Alpha - 1 Supply Shortage

Why is Alpha - 1 a lower priority for fractionators? x IVIG represents significantly larger opportunity for Cohn fractionators • For above example of 150,000 L plasma processed, costing ~$21m • Cohn produces ~$9.8m Alpha - 1 vs. ~195m for IVIG  IVIG represents a 20X larger opportunity • SDF produces ~$100m Alpha - 1, > 10x x Smaller Alpha - 1 market (for now) • Alpha - 1 market is just beginning to grow x Cost, regulatory disruption of changing manufacturing facilities • Most changes to plasma processing for one molecule change the process for many others • Any material change in process requires regulatory rework • No disruption in supply is tolerable by patients or governments • 2014 Pricing / Costs: Plasma: $149/L, Alpha - 1: $421/g, IVIG: $78/g, processing: $160/L process example: 150 k liters Plasma $,'000 A1, kg A1 $,'000 Patients IVIG, kg IVIG $,'000 Cohn 22,275 26 11,045 101 600 46,800 SDF 22,275 270 113,607 1,038 728 56,768 Difference - 244 102,562 938 128 9,968 2016 Price, $/g Alpha-1 IVIG 12

351(a) BLA pathway follows previous AAT approval pathway

✓ ***Abbreviated Regulatory Pathway***

- BLA approval pathway 351(a) – estimate $ 5 to 9 million per protein to regulatory approval
- 9 to 12 month scale-up and analytical method development
- Replacement therapy efficacy and safety studies (50 target patients to 135 patients theoretical limit)
- PlasmaTech will work with the PlasmaTech SAB clinicians and Alpha-1 Foundation to expedite study process

✓ ***Collaborative Development & Commercial Strategy***

- Ongoing discussions with multiple contract manufacturers and fractionators
- Multiple product opportunities enhance partnering opportunities globally
- Anticipate announcing initial collaborations in 1H2015


U.S. Food and Drug Administration
Protecting and Promoting Your Health
Drugs
Therapeutic Biologic Applications (BLA)
Resources for You

GLASSIA [Alpha-1 Proteinase Inhibitor (Human), Intravenous]
Labeling Text

Table 1: Number of Subjects/Infusions/Adverse Events Occurring during the First 12 Weeks of Treatment

	GLASSIA	Prolastin
No. of subjects treated	33	17
No. of infusions	393	190
No. of subjects with adverse events regardless of causality (%)	27 (82%)	16 (94%)
No. of subjects with related adverse events according to investigator causality assessment (%)	6 (18%)	6 (35%)
No. of subjects with related serious adverse events	0	0
No. of subjects experiencing an adverse event within 24 hours of infusion, regardless of causality (%)	19 (58%)	14 (82%)
No. of adverse events regardless of causality (mean rate of adverse events per infusion)	70 (0.18)	46 (0.24)
No. of adverse events, regardless of causality, occurring within 24 hours of infusion (% of all adverse events)	35 (50%)	30 (65%)
No. of infusions associated with adverse events occurring within 24 hours of infusion, regardless of causality (% of infusions)	32 (8%)	28 (15%)

Kamada Glassia package Insert:
http://www.fda.gov/downloads/BiologicsBloodVaccines/BloodBloodProducts/ApprovedProducts/LicensedProductsBLAs/FractionatedPlasmaProducts/UCM217550.pdf

13

PLASMATECH BIOPHARMACEUTICALS

PlasmaTech SDF Gamma Process produces IVIG: a high value protein

✓ ***PlasmaTech IVIG – increases IVIG yield by ~20%***

- Intravenous immunoglobulin (IVIG) is the high value plasma protein with multiple uses in patients with decreased or abolished antibody production capabilities
- ~50% of the total $15 billion plasma protein market

✓ ***Multiple targets for IVIG***

Neurology	Hematology	Dermatology	Other
✓ Guillain Barre	✓ Immune thrombo-cytopenia	✓ Kawasaki Syndrome	✓ Primary antibody deficiencies
✓ Lambert Eaton Syndrome	✓ Post BMT	✓ Dermatomyositis	✓ Vasculitis
✓ Multifocal motor neuropathy	✓ Myeloma and CLL	✓ Toxic epidermal necrolysis	✓ Autoimmune uveitis
✓ Myasthenia gravis	✓ Immune neutropenia	✓ Atopic dermatitis	✓ Birdshot retinochoro-idopathy
✓ Stiff person syndrome	✓ Parovirus B19 associated aplasia	✓ Blistering diseases	✓ Mucous membrane pemphigoid

14

PLASMATECH BIOPHARMACEUTICALS

Ultra Orphan Proteins

✓ ***Multiple High Value Ultra-Orphan Protein Products***

- >200 additional proteins in human plasma with therapeutic potential
- Denaturing impact of ethanol in Cohn process could create multiple product opportunities for PlasmaTech

✓ ***Other Possible Plasma Products***

- C-1-esterase inhibitor
- Protein C
- Anti-thrombin III
- Alpha-2-Macroglobulin
- Transferrin
- Plasminogin
- Haptoglobin
- Plasma gelsolin



IgG Total
Transferrin
Fibrinogen
IgA Total
Alpha-2-Macroglobulin
IgM Total
Alpha-1-Antitrypsin
C3 Complement
Haptoglobin
10%
Albumin
Alpha-1-acid Glycoprotein
Lipoprotein(a)
Factor H
Ceruloplasmin
C4 Complement
Complement Factor B
Prealbumin
C9 Complement
C1q Complement
C8 Complement
1%
Apolipoprotein A-1
Apolipoprotein B

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PHT Products & Platform

Proprietary Mucoadhesive Hydrogel Delivery System

- ✓ *Unique aqueous pseudoplastic liquid: beneficial in inhibition / treatment of mucositis & other oral cavity disorders*
- ✓ *Patented mucoadhesive hydrogel delivery system enables extended delivery of drugs to mucosal tissue*
- ✓ *System enables multiple products in patented delivery system - patent includes claims on formulations with actives against mucocutaneous disorders*
- ✓ *Broad patent coverage and claims (six patents granted, multiple pending). Patent extension opportunity for generic active drugs; multiple regulatory pathway via ANDA, 505(b)(2), 510(k) or IND/NDA pathways*

MuGard™ Oral Mucoadhesive Hydrogel

ProctiGard™

16

PLASMATECH BIOPHARMACEUTICALS

MuGard *for* Oral Mucositis: unique and differentiated

Significant Medical Issue
Often Unrecognized, Undiagnosed and Undertreated

Well-Being	✓ Pain ✓ Problems with eating, drinking, speaking and swallowing ✓ Weight loss ✓ Impairment of quality of life (e.g. mood)
Infection	✓ Reduces infection barrier
Compromised Treatment	✓ Reduced dosage ✓ Breaks or delays in therapy affecting treatment outcomes
Economic Impact	✓ Prolonged hospital stays ✓ Increased use of resources (e.g. feeding tube placement)
The MuGard Patient Solution	✓ User-friendly ready to use rinse ✓ Reduces pain ✓ Improves speech

MuGard™
Oral Mucoadhesive Hydrogel





17

PLASMATECH BIOPHARMACEUTICALS

MuGard *for* Oral Mucositis: Strong Progress

- ✓ ***MuGard for Oral Mucositis ("OM")***
  - Received FDA Marketing Clearance / launching now
  - No competing products with demonstrated clinical benefit
- ✓ ***$1B+ Global Market Opportunity:***
  - > 400K diagnosed OM cases: US alone[1]
  - 90% of radiation patients / 40% of cycled chemo patients
- ✓ ***Healthcare Cost Impact:***
  - Studies show OM costs $17,000 to $40,000 per patient[2,3]
- ✓ ***Global Launch in 2014 & 2015***
  - US - AMAG Pharmaceuticals (AMAG)
  - European Union - Norgine B.V.
  - China - RHEI / Jian An
  - Korea - Hanmi Pharmaceuticals
  - Discussions ongoing in Japan, Australia, others

MuGard™
Oral Mucoadhesive Hydrogel


MuGard

1. Cawley MM, Benson LM. Current trends in managing oral mucositis. Clin J Oncol Nurs. 2005;9(5):584-592
2.. Sonis ST, Oster G, Fuchs H, et al. Oral mucositis and the clinical and economic outcomes. J Clin Oncol 2001;19:2201–2205.
3. Barasch A et. Al. Palifermin for oral mucositis Biologics: Targets & Therapy 2009:3 111–116

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x Protocol – Multi - center, randomized, placebo controlled study in 120 head and neck cancer patients x Positive - MuGard was statistically significant with regard to : • Primary endpoint of reduction in mouth and throat soreness ( p= 0 . 034 ) • Reduction in OM disease severity by WHO score at end of radiation treatment (p= 0 . 038 ) x Secondary Endpoints – Clinically important trends for MuGard • 10 . 0 day decrease in opioid use ; duration of opioid use < 50 % less in MuGard arm • MuGard patient weight loss 3 . 9 kg less • Delayed onset of oral mucositis by 9 days • Overall MuGard very well tolerated with no SAEs x First trial to show clinical benefit in oral mucositis for tough - to - treat head and neck cancer patients . Published in CANCER – May 1, 2014 x Novartis’ Afinitor (everolimus), approved in various breast, pancreatic, renal and brain cancers x Approximately 70% of Afinitor patients experience severe (painful, ulcerative) stomatitis that presents like oral mucositis x Initiated by UCLA breast cancer clinician who have had success with MuGard in Afinitor patients experiencing OM; trial supported by Novartis, PlasmaTech, and AMAG x Afinitor’s approval in breast cancer should drive revenues by an additional $1.5 billion (analyst estimates for 2018 exceed $3.5 billion); reducing mucositis side effect could be an important value driver Novartis / UCLA MuGard Trial Mucoadhesive Oral Wound Rinse (MuGard) in Preventing and Treating Stomatitis in Patients with ER - or PR - Positive Breast Cancer Receiving Everolimus 19

ProctiGard *for* Radiation Proctitis

Received FDA Marketing Clearance – July 2014

- ✓ **Radiation Proctitis - *Large Unmet Medical Need***
  - Inflammation & damage to the lower portion of the colon post exposure to x-rays or ionizing radiation as part of radiation therapy. Most common after treatments for cancer such as cervical, prostate & colon cancer
  - Rectal mucositis, a broader condition, may be caused by bacterial or viral infections, parasites, food or contact allergies, & surgery
  - >250k new cases of prostate, cervical, rectal, testicular, bladder, and endometrial cancer diagnosed annually
  - ~50% of these patients require radiation therapy, ~75% of patients undergoing pelvic irradiation experience radiation proctitis[1]; addressable market of over 100,000 potential patients annually in US alone.
- ✓ **ProctiGard™ - *90 Days from Filing to Marketing Clearance***
  - Product line extension highlights potential for mucoadhesive polymer hydrogel patented technology
  - Developed in response to feedback in oncology market, where oncologists were using MuGard in off-label applications on mucosal tissue outside of the oral cavity
  - PlasmaTech retains global commercialization rights; has had preliminary discussions with potential global marketing partners

Radiation Proctitis





1. Hayne D, Vaizey CJ, Boulos PB. Anorectal injury following pelvic radiotherapy. Br J Surg. 2001;88:1037–1048.

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Numerous Valuable Near-Term Milestones

PLASMATECH BIOPHARMACEUTICALS

Events & Milestones	Estimated Timing
Global roll-out of MuGard for oral mucositis - ongoing	✓
FDA 510(K) marketing approval: ***ProctiGard™***	✓
MuGard® Partnerships: Norgine (Europe), Hanmi (Korea)	✓
SDF License Executed, New Management Team	✓
Norgine/Hanmi ***MuGard®*** commercial launches	1H 2015
BenzaGard™ : anticipated FDA marketing clearance	2015
SDF Alpha™ validation, characterization, CMC, IND	2015
SDF Alpha, SDF Gamma development and marketing partnership(s)	2015-16
SDF Alpha, SDF Gamma regulatory approvals and revenue	2016-17
Follow-on plasma product targets: ultra-orphan proteins, and additional hydrogel platform products	2016-17+

21

Valuation Comparables

Relative Valuations of Drug Delivery Companies / Related Companies

Market Analysis

(figures in millions, except per share data)

Company	Ticker	Price (1) @ 12/4/14	Equity Value	Enterprise Value (2)	Revenue LTM	Revenue 2014	Revenue 2015	Ent. Value / Revenue LTM	Ent. Value / Revenue 2014	Ent. Value / Revenue 2015
GRIFOLS SA-ADR	GRFS	$33.10	$14,132	$13,524	$4,252	$4,155	$4,439	3.2x	3.3x	3.0x
NEKTAR THERAPEUTICS	NKTR	$12.67	$2,005	$1,899	$212	$200	$264	8.9x	9.5x	7.2x
CHINA BIOLOGIC PRODUCTS INC	CBPO	$54.67	$1,703	$1,809	$228	$241	$279	7.9x	7.5x	6.5x
DEPOMED INC	DEPO	$14.88	$940	$608	$236	$243	$244	2.6x	2.5x	2.5x
PROMETIC LIFE SCIENCES INC	PLI CN	$1.77	$939	$961	$16	$23	$41	59.3x	41.9x	23.7x
BIODELIVERY SCIENCES INTL	BDSI	$15.90	$750	$678	$40	$42	$90	16.8x	16.3x	7.5x
AMAG PHARMACEUTICALS INC	AMAG	$30.98	$867	$647	$93	$107	$367	7.0x	6.1x	1.8x
FLAMEL TECHNOLOGIES-SP ADR	FLML	$12.68	$644	$721	$30	$39	$203	23.7x	18.3x	3.6x
ROCKWELL MEDICAL INC	RMTI	$10.14	$398	$406	$54	$53	$85	7.6x	7.6x	4.8x
ANTARES PHARMA INC	ATRS	$1.98	$325	$277	$23	$26	$63	12.13x	10.6x	4.4x
KAMADA LTD	KMDA	$4.11	$118	$75	$71	$70	$82	1.1x	1.1x	0.9x
		Mean	$2,074	$1,964	$478	$473	$560	13.6x	11.3x	6.0x

Source: Bloomberg and Wall Street Research
Note: LTM = Latest Twelve Months
(1) Stock price as of December 4, 2014
(2) Enterprise Value equals Equity Value plus debt less cash

22

(in US$ thousands) September 30, 2014 Cash (at 9.30.2014) $ 165 Dividends payable (convert into deal) $ 8,373 All Series A and Series B Preferred Shares convert into deal No long term debt Capitalization Table 12/4/2014 Shares Outstanding WAEP Outstanding common shares 536,089 - Warrants 577,756 $46.50 Options 233,834 $23.60 Fully Diluted Total 1,347,679 23

PlasmaTech Biopharmaceuticals

Investment Highlights

- ✓ ***Commercial stage biopharmaceutical company with two proprietary platform technologies, addressing large unmet medical needs***

- ✓ ***Patented, disruptive fractionation process generating multiple biosimilar protein therapeutics***
  - Plasma protein market is large (>$15 billion WW) and growing at >10% annually
  - Critical Alpha-1 supply shortage looming in 2017; antiquated Cohn fractionation process limits yields
  - Significant yield improvements address supply constraints, expand margins
  - Initial product target – Alpha-1 Antitrypsin for COPD; follow-ons in IVIG and Ultra-orphan proteins

- ✓ ***Polymer Hydrogel Technology – Commercial Products Launching 2014/15***
  - MuGard®, for oral mucositis, addressing $1 billion market opportunity
  - Four commercial partners launching 2014/15: US – AMAG Pharmaceuticals, Europe – Norgine BV, China – RHEI / Jian An Pharmaceuticals, and Korea – Hanmi Pharmaceuticals. Additional partners in discussion.
  - ProctiGard™ recently received marketing clearance (July 2014) for treatment of radiation proctitis; business development efforts ongoing.
  - Additional follow-on products being reviewed at FDA

- ✓ ***Focus on Business Development – Partnering / M&A***

24